Remuneration of the members of Executive Management and the Advisory Board (Tables)	12 Months Ended
Sep. 30, 2021
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Summary of Remuneration of Management
The total remuneration of management is shown in the following table:

	September 30,
EUR million	2021	2020	2019
Salaries and other short-term benefits	4.3	4.0	3.2
Post-employment benefits	0.0	0.9	—
Termination benefits	—	0.2	—
Share-based payments	2.7	—	—

Total	7.0	5.1	3.2